STATEMENT OF ADDITIONAL INFORMATION
January 28, 2011

DELAWARE GROUP EQUITY FUNDS IV
2005 Market Street
Philadelphia, PA  19103-7094

Delaware Smid Cap Growth Fund
Class A	DFCIX
Class B	DFBIX
Class C	DEEVX
Class R	DFRIX
Institutional Class	DFDIX

Delaware Global Real Estate Securities Fund (formerly, Delaware Macquarie Global Real Estate Fund)
Class A	DLRAX
Class C	DLRCX
Class R	DLRRX
Institutional Class	DLRIX

Delaware Healthcare Fund
Class A	DLHAX
Class C	DLHCX
Class R	DLRHX
Institutional Class	DLHIX

For Prospectuses, Performance, and Information on Existing Accounts of:
Class A shares, Class B shares, Class C shares, and Class R shares:  800 523-1918
Institutional Classes:  800 362-7500

Dealer Services (Broker/Dealers only):  800 362-7500

This Statement of Additional Information (“Part B”) supplements the information contained in the current prospectuses for the Funds (the “Prospectuses”), each dated January 28, 2011 as they may be amended from time to time.  This Part B should be read in conjunction with the applicable Prospectus.  This Part B is not itself a Prospectus but is, in its entirety, incorporated by reference into each Prospectus.  A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Funds’ national distributor, Delaware Distributors, L.P. (the “Distributor”), at P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or by phone toll-free at 800 523-1918.  Please do not send any correspondence to 2005 Market Street, Philadelphia, PA 19103-7094.  Each Fund’s financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from each Fund’s annual report (“Annual Report”) into this Part B.  The Annual Reports will accompany any request for Part B.  The Annual Reports can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS
	Page		Page
Organization and Classification	3	Purchasing Shares	41
Investment Objectives, Restrictions, and Policies	3	Investment Plans	52
Investment Strategies and Risks	5	Determining Offering Price and Net Asset Value	56
Disclosure of Portfolio Holdings Information	20	Redemption and Exchange	57
Management of the Trust	22	Distributions and Taxes	63
Investment Manager and Other Service Providers	30	Performance Information	77
Portfolio Managers	35	Financial Statements	78
Trading Practices and Brokerage	38	Principal Holders	78
Capital Structure	41

This Part B describes shares of Delaware Smid Cap Growth Fund (formerly, Delaware Growth Opportunities Fund), Delaware Global Real Estate Securities Fund, and Delaware Healthcare Fund (each, a “Fund” and collectively, the “Funds”), which are series of Delaware Group Equity Funds IV (the “Trust”).  Delaware Smid Cap Growth Fund offers Class A shares, Class B shares, Class C shares, and Class R shares and Delaware Global Real Estate Securities Fund and Delaware Healthcare Fund offer Class A, Class C, and Class R shares (together referred to as the “Fund Classes”).  Each Fund also offers an Institutional Class (together referred to as the “Institutional Classes”).  All references to “shares” in this Part B refer to all classes of shares of the Funds, except where noted.  The Funds’ investment manager is Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust.

ORGANIZATION AND CLASSIFICATION

Organization
The Trust was originally organized as a Maryland corporation in 1985 and was subsequently re-domiciled as a Delaware statutory trust on December 17, 1999.

Classification
The Trust is an open-end management investment company.  Delaware Smid Cap Growth Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  Delaware Global Real Estate Securities Fund and Delaware Healthcare Fund are “non-diversified” funds as defined by the 1940 Act.  A non-diversified portfolio is believed to be subject to greater risk because adverse effects on an investment held by the Funds may affect a larger portion of their respective overall assets and subject them to greater risks and volatility.

INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

Investment Objectives
Each Fund’s investment objective is described in the Prospectuses.  Each Fund’s investment objective is non-fundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees (“Board”) must approve any changes to non-fundamental investment objectives and a Fund will notify shareholders at least 60 days prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions
Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of a Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1.           Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that: (i) this restriction does not limit Delaware Global Real Estate Securities Fund from concentrating its investments in the real estate industry or related industries; (ii) Delaware Healthcare Fund from concentrating its investments in the healthcare and medical industries; or (iii) the Funds from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; in tax-exempt securities; or certificates of deposits.  With respect to Delaware Smid Cap Growth Fund, the Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings.

2.           Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3.           Underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the “1933 Act”).

4.           Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.           Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.           Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restriction
In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restriction, which is considered non-fundamental and may be changed by the Board without shareholder approval:  A Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the applicable Fund has valued the investment.

For purposes of Delaware Smid Cap Growth Fund’s concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.  In applying its policy on concentration:  (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Except for the Funds’ policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover
Portfolio trading will be undertaken principally to accomplish each Fund’s respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund’s respective investment objective.  The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.  Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio.  A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded.  The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund’s shares.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.  In investing to achieve its investment objective, a Fund may hold securities for any period of time.

For the fiscal years ended September 30, 2009 and 2010, the Funds’ portfolio turnover rates were as follows:

Fund	2009	2010
Delaware Smid Cap Growth Fund	106%	139%
Delaware Global Real Estate Securities Fund	143%	245%
Delaware Healthcare Fund	240%	199%

INVESTMENT STRATEGIES AND RISKS

The Prospectuses discuss the Funds’ investment objectives and the strategies followed to seek to achieve those objectives.  The following discussion supplements the description of the Funds’ investment strategies and risks that are included in the Prospectuses. The Fund’s investment strategies are non-fundamental and may be changed without shareholder approval.

Bonds

The Funds may invest in bonds.  A bond is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Convertible Debt and Non-Traditional Equity Securities
A portion of the Funds’ assets may be invested in convertible securities.  A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible debt securities are senior to common stocks in a corporation’s capital structure, although convertible securities are usually subordinated to similar nonconvertible securities.  Convertible debt securities provide a fixed-income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security’s underlying common stock.  Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise.  However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

The Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company’s common stock.  A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price.  Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity).  Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock.  If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock.  The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock.  PERCS can be called at any time prior to maturity, and hence do not provide call protection.  However, if called early, the issuer may pay a call premium over the market price to the investor.  This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Funds may also invest in other enhanced convertible securities.  These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities).  ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Depositary Receipts
The Funds may make foreign investments through the purchase and sale of sponsored or unsponsored American depositary receipts (“ADRs”) and Delaware Global Real Estate Securities Fund and Delaware Healthcare Fund may invest in sponsored and unsponsored European depositary receipts (“EDRs”), and global depositary receipts (“GDRs”) that are actively traded in the United States.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities.  “Sponsored” ADRs, EDRs, or GDRs are issued jointly by the issuer of the underlying security and a depositary, and “unsponsored” ADRs, EDRs, or GDRs are issued without the participation of the issuer of the deposited security.  Holders of unsponsored ADRs, EDRs, or GDRs generally bear all the costs of such facilities and the depositary of an unsponsored ADR, EDR, or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR, or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market.  ADRs, EDRs, and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds’ limitation with respect to such securities.  ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.  Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Equity Securities
The Funds may invest in equity securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Foreign Currency Transactions
Although Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  The Funds may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.  The Funds may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract).  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.  The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

The Funds may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Funds may be able to protect themselves against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  The Funds will account for forward contracts by marking to market each day at daily exchange rates.

The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency.

At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  The Funds may realize a gain or loss from currency transactions.

The Funds also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign securities held by the Funds and against increases in the U.S. dollar cost of such securities to be acquired.  Call options on foreign currency written by the Funds will be covered, which means that the Funds will own the underlying foreign currency.  With respect to put options on foreign currency written by the Funds, the Funds will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Funds will be required to pay upon exercise of the put.

As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Funds’ position, the Funds may forfeit the entire amount of the premium plus related transaction costs.

Foreign Securities
Each Fund may invest in securities of foreign companies.  However, Delaware Smid Cap Growth Fund will not invest more than 20% of the value of its nets assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or, as described below, in certain Depositary Receipts).

Each Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to shareholders.

Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in U.S. corporations.  Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. corporations.  A Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to shareholders.  There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States.  A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and exchange control regulations.  Furthermore, there may be the possibility of expropriation of confiscatory taxation, political, economic or social instability or diplomatic developments, which could affect assets of a Fund held in foreign countries.

Futures
The Funds may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies.  While futures contracts provide for the delivery of securities or foreign currencies, deliveries usually do not occur.  Contracts are generally terminated by entering into an offsetting transaction.  When the Funds enter into a futures transaction, they must deliver to the futures commission merchant selected by the Funds an amount referred to as “initial margin.”  This amount is maintained by the futures commission merchant in an account at the Funds’ custodian bank.  Thereafter, a “variation margin” may be paid by the Funds to, or drawn by the Funds from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

In addition, when the Funds engage in futures transactions, to the extent required by the SEC, they will maintain with their custodian bank, assets in a segregated account to cover their obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Funds with respect to such futures contracts.

The Funds may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency.  For example, if interest rates are expected to increase, the Funds might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Funds.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of the Funds from declining as much as it otherwise would have.  Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Funds could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Funds could then buy debt securities on the cash market.

With respect to options on futures contracts, when the Funds are not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when the Funds are not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Funds’ holdings.  The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Funds intend to purchase.

If a put or call option the Funds have written is exercised, the Funds will incur a loss which will be reduced by the amount of the premium they receive.  Depending on the degree of correlation between changes in the value of their portfolio securities and changes in the value of their futures positions, the Funds’ losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities.  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities.  For example, the Funds will purchase a put option on a futures contract to hedge the Funds’ portfolio against the risk of rising interest rates.

To the extent that interest rates move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss.  For example, if the Funds are hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in their portfolios and interest rates decrease instead, the Funds will lose part or all of the benefit of the increased value of its securities which it has because they will have offsetting losses in its futures position.  In addition, in such situations, if the Funds had insufficient cash, they may be required to sell securities from their portfolios to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market.  The Funds may be required to sell securities at a time when it may be disadvantageous to do so.

Further, with respect to options on futures contracts, the Funds may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date.  The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Lastly, it should be noted that the Trust (on behalf of each Fund) has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation.  Accordingly, each Fund is not subject to registration or regulation as a CPO.

Investment Company Securities
A Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.  However, a Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”  Any investments that a Fund makes in either closed-end or open-end investment companies are limited by the 1940 Act, and involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.  Under the 1940 Act’s current limitations, a Fund may not: (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund’s total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund’s total assets in shares of other investment companies.  If a Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%.  These percentage limitations also apply to a Fund’s investments in unregistered investment companies.

Mortgage-Backed Securities
Delaware Global Real Estate Securities Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored enterprises.  Those securities include, but are not limited to, Government National Mortgage Association (“GNMA”) certificates.  Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.  When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities.  When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities.  Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment.  Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

The Fund also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).  CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture.  CMOs are issued in a number of classes or series with different maturities.  The classes or series are retired in sequence as the underlying mortgages are repaid.  REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities.  To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the SEC to be investment companies, the Funds will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.  These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities.  However, the guarantees do not extend to the mortgage-backed securities’ value, which is likely to vary inversely with fluctuations in interest rates.  These certificates are in most cases “pass-through” instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate.  Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates.  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.  When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time.  Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped.  Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “interest-only” class), while the other class will receive all of the principal (the “principal-only” class).  The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund’s net assets.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency.  They are secured by the underlying collateral of the private issuer.  The Fund may invest in such private-backed securities but, the Fund will do so only if:  (i) the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, they are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency.

Although the market for the foregoing securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity positions. Initially, the market participants’ concerns were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgaged-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Options
Delaware Smid Cap Growth Fund may write call options and purchase put options on a covered basis only, and Delaware Global Real Estate Securities Fund and Delaware Healthcare Funds may purchase call options or put options.  The Funds will not engage in option writing strategies for speculative purposes.  The Funds may invest in options that are either exchange-listed or traded over-the-counter.  Certain over-the-counter options may be illiquid.  Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge their securities.  Each Fund will not invest more than 15% of its assets in illiquid securities.

Covered Call Writing:  Delaware Smid Cap Growth Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain a Fund’s investment objective.  A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period.  The advantage to a Fund of writing covered calls is that it receives a premium, which is additional income.  However, if the security rises in value, a Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

With respect to both options on actual portfolio securities owned by a Fund and options on stock indices, the Fund may enter into closing purchase transactions.  A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.  Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

A Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period.  Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security, which it might otherwise wish to sell, or deliver a security it would want to hold.  Options written by a Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Purchasing Call Options:  Delaware Global Real Estate Securities Fund and Delaware Healthcare Fund may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 2% of the Funds’ total assets.

When the Funds purchase a call option, in return for a premium paid by the Funds to the writer of the option, the Funds obtain the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.  The advantage of purchasing call options is that the Funds may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds.

Purchasing Put Options:  Each Fund may invest up to 2% of its total assets in the purchase of put options.  A Fund will, at all times during which it holds a put option, own the security covered by such option.

Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”).  The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value, a Fund will lose the value of the premium paid.  A Fund may sell a put option, which it has previously purchased prior to the sale of the securities underlying such option.  Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option, which is sold.

A Fund may sell a put option purchased on individual portfolio securities or stock indices.  Additionally, a Fund may enter into closing sale transactions.  A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options
Options on Foreign Currencies.  The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency.  If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes.  For example, where the Funds anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Funds could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Funds to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Funds would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Funds also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Funds intend to write covered call options on foreign currencies.  A call option written on a foreign currency by the Funds are “covered” if the Funds own the underlying foreign currency covered by the call or have an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Funds have a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Funds in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, the Funds will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Funds will be required to pay upon exercise of the put.  The account will be maintained until the put is exercised, has expired, or the Funds have purchased a closing put of the same series as the one previously written.

In order to comply with the securities laws of one state, the Funds will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Funds’ respective net assets.  Should state laws change or the Trust receives a waiver of its application for the Funds, the Funds reserves the right to increase this percentage.

Options on Stock Indices.  A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

Options on stock indices are similar to options on stocks but have different delivery requirements.  Stock options provide the right to take or make delivery of the underlying stock at a specified price.  A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Gain or loss to the Funds on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

As with stock options, the Funds may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included.  Some stock index options are based on a broad market index such as the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500”) or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100 Index (“S&P 100”).  Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

The Funds’ ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Funds’ portfolio securities.  Since the Funds will not duplicate the components of an index, the correlation will not be exact.  Consequently, the Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument.  It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be possible to close such an option.  The inability to close options positions could have an adverse impact on the Funds’ ability effectively to hedge its securities.  The Funds will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met.  These conditions are as follows:  (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; (ii) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; (iii) the Fund must be able to terminate the loan after notice, at any time; (iv) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (v) the Fund may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the trustees of  the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

One risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up.  Therefore, the Funds will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer, or institution and then only if the consideration to be received from such loans would justify the risk.  Creditworthiness will be monitored on an ongoing basis by the Manager.

The cash collateral received by a Fund in connection with securities lending may be invested by, or on behalf of, the Fund.  The earnings from collateral investments is typically shared among the Fund, its securities lending agent and the borrower.  A Fund may incur investment losses as a result of investing securities lending collateral.

Real Estate Investment Trusts (“REITs”)
Delaware Global Real Estate Securities Fund and Delaware Smid Cap Growth Fund may invest in REITs.  REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code.  REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

A Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects.  REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Preferred Securities
Each Fund may invest in preferred securities.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Repurchase Agreements
Each Fund may invest in repurchase agreements, although they normally do not do so, except to invest cash balances.  Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities.  Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price.  A Fund will take custody of the collateral under repurchase agreements.  Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred.  The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security.  Such transactions afford an opportunity for a Fund to invest temporarily available cash.  A Fund’s risk is limited to the seller’s ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation.  Should such an issuer default, the Manager believes that, barring extraordinary circumstances, a Fund will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery.  A Fund considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements.  A Fund will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price.  The underlying securities will be limited to those described above.

A Fund will limit its investments in repurchase agreements to those which the Manager, under guidelines of the Board, determines to present minimal credit risks and which are of high quality.  In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund’s yield under such agreements, which is monitored on a daily basis.  Such collateral is held by a custodian in book entry form.  Such agreements may be considered loans under the 1940 Act, but the Funds consider repurchase agreements contracts for the purchase and sale of securities, and they seek to perfect a security interest in the collateral securities so that they have the right to keep and dispose of the underlying collateral in the event of a default.

The funds in the Delaware Investments® family (each a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”) have obtained an exemption from the SEC (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments® Funds jointly to invest cash balances.  The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted and Illiquid Securities
Each Fund may invest in restricted securities, including privately placed securities, some of which may be eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act.  Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as a Fund.  Each Fund may invest no more than 15% of the value of its net assets in illiquid securities.

While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund’s limitation on investments in illiquid assets.  The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security:  (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund’s holdings of illiquid securities exceed a Fund’s limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Small to Medium-Sized Companies
Delaware Smid Cap Growth Fund invests its assets in equity securities of small to medium-sized companies.  These stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500.  This is because, among other things, smaller companies have a lower degree of liquidity and tend to have a greater sensitivity to changing economic conditions.  These companies may have narrow product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are typically subject to a greater degree of change in their earnings and prospects.  The companies’ securities may trade less frequently and have a smaller trading volume.  The securities may be traded only in the over-the-counter markets or on a regional securities exchange.  In addition to exhibiting greater volatility, smaller capitalization securities may, to some degree, fluctuate independently of the stocks of larger capitalization companies.  For example, the stocks of smaller capitalization companies may decline in price as the price of larger company stocks rise, or vice versa.

Short-Term Investments
The short-term investments in which the Funds may invest include, but are not limited to:

(1)           Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a U.S. commercial bank.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits maturing in more than seven days will not be purchased by the Funds, and time deposits maturing from two business days through seven calendar days will not exceed 15% of a Fund’s net assets.  Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution.  Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Funds will not invest in any security issued by a commercial bank unless:  (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally recognized statistical rating organization;

(2)           Commercial paper with the highest quality rating by a nationally recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody’s) or, if not so rated, of comparable quality as determined by the Manager;

(3)           Short-term corporate obligations with the highest quality rating by a nationally recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody’s) or, if not so rated, of comparable quality as determined by the Manager;

(4)           U.S. government securities (see “U.S. Government Securities”); and

(5)           Repurchase agreements collateralized by securities listed above

U.S. Government Securities
The U.S. government securities in which the Funds may invest for temporary purposes and otherwise (see “Investment Restrictions” and the Prospectuses for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States.  Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.  In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others.  Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service its debt.  Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association (FNMA), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase only certain limited amounts of their securities to assist the institutions in meeting their debt obligations.  Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision.  Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

        In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Warrants
Delaware Global Real Estate Securities Fund and Delaware Healthcare Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  The purchase of warrants involves the risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities
The Funds may purchase securities on a when-issued or delayed delivery basis.  In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction.  Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment.  The Funds designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.  The payment obligation and the interest rates that will be received are each fixed at the time the Funds enter into the commitment and no interest accrues to the Funds until settlement.  Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Pay-In-Kind Bonds
The Funds  may invest in zero coupon and pay-in-kind bonds (PIK).  Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value.  PIK bonds pay interest through the issuance to holders of additional securities.  Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds and to have certain tax consequences which could, under certain circumstances, be adverse to the Funds.  Investments in zero coupon or PIK bonds would require the Funds to accrue and distribute income not yet received.  In order to generate sufficient cash to make these distributions, the Funds may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow.  These rules could affect the amount, timing and tax character of income distributed to you by the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of each Fund’s portfolio holdings monthly, with a 30-day lag, on the Funds’ web site, www.delawareinvestments.com. In addition, on a 10-day lag, we also make available on the web site a month-end summary listing of the number of each Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the web site by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Funds’ shares, are generally treated similarly and are not provided with the Funds’ portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive non-public portfolio holdings information on an ongoing basis are:  the Manager’s affiliates (Delaware Management Business Trust, Delaware Service Company, Inc., and the Distributor) and the Funds’ independent registered public accounting firm, custodian, legal counsel, financial printer (DG3), and proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Non-Disclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds’ portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, the Manager, nor any affiliate receive any compensation or consideration with respect to these agreements.

To protect shareholders’ interests and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds’ Chief Compliance Officer prior to such use.

The Board will be notified of any substantial change to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer which, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees
The business and affairs of the Trust are managed under the direction of its Board.  Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds.  As of January 18, 2011, the Trust’s officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund, except for the Institutional Class shares of the Smid Cap Growth Fund, in which they owned 1.73% of the outstanding shares, and the Class A shares of the Healthcare Fund, in which they owned 53.26% of the outstanding shares .

The Trust’s Trustees and principal officers are noted below along with their birth dates and their business experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death, or removal.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 2006 President and Chief Executive Officer since August 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	78
Director — Kaydon Corp.

Board of Governors Member — Investment Company Institute (ICI)

Finance Committee Member — St. John Vianney Roman Catholic Church

Board of Trustees — Agnes Irwin School

Member of Investment Committee — Cradle of Liberty Council, BSA
(2007–2010)

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	78	Director — Bryn Mawr Bank Corp. (BMTC) Chairman of Investment Committee — Pennsylvania Academy of Fine Arts Investment Committee and Governance Committee Member — Pennsylvania Horticultural Society
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010) Executive Vice President — University of Pennsylvania (April 1995–June 2002)	78	Director — Community Health Systems Director — Ecore International (2009–2010) Director — Allied Barton Securities Holdings (2005–2008)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	78	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer — Assurant, Inc. (Insurance) (2002–2004)	78	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant — ARL Associates (Financial Planning) (1983–Present)	78	Director and Audit Committee Chair — Systemax Inc. (2001–2009) Director and Audit Committee Chairperson — Andy Warhol Foundation (1999–2007)

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 19973	President and Chief Executive Officer — MLM Partners, Inc. (Small Business Investing & Consulting) (January 1993–Present)	78
Director and Chair of Compensation Committee, Governance Committee Member — CenterPoint Energy

Lead Director and Chair of Audit and Governance Committees, Member of Compensation Committee — Digital River Inc.

Director and Chair of Governance Committee, Audit Committee Member —
Rimage Corporation

Director and Chair of Compensation Committee — Spanlink Communications

Lead Director and Member of Compensation and Governance Committees —
Valmont Industries, Inc.
(1987–2010)

Director — Banner Health
(1996–2007)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President (July 1995–January 2003) 3M Corporation	78	Director — Okabena Company

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — Sutton Asset Management (Hedge Fund) (September 1996–Present)	78	Director and Audit Committee Member — Investor Analytics Director — Oxigene Inc. (2003–2008)

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel at Delaware Investments since 2000.	78	None4
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	78	None4
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	78	None4
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	78	None4
1  Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Series’ Manager.
2  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ Manager, principal underwriter, and transfer agent.
3  In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4  David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Series.

The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of December 31, 2009.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None	Over $100,000
Independent Trustees
Thomas Bennett	None	$10,001-$50,000
John A. Fry	None	Over $100,000
Anthony D. Knerr	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	None	$10,001 - $50,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	$10,001-$50,000

The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee/Director for the fiscal year ended September 30, 2010.  Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trusts	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Investments® Complex1
Thomas L. Bennett	$1,947	None	$206,250
John A. Fry	$1,924	None	$203,750
Anthony D. Knerr	$1,899	None	$201,250
Lucinda S. Landreth	$1,664	None	$176,250
Ann R. Leven	$2,242	None	$237,500
Thomas F. Madison	$1,899	None	$201,250
Janet L. Yeomans	$1,735	None	$183,750
J. Richard Zecher	$1,782	None	$188,750

1
Effective January 1, 2011, each Independent Trustee/Director will receive an annual retainer fee of $131,250 for serving as a Trustee/Director for all 30 investment companies in the Delaware Investments® family, plus $10,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex. Each Trustee shall also receive a $5,000 fee for attending telephonic meetings on behalf of the investments companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000. The

Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $40,000.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise the Delaware Investments® Family of Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chairman: Mr. Coyne, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that it is beneficial to have a representative of Fund management as its Chairman. Mr. Coyne is President of the Manager and its other service provider affiliates and oversees the day-to-day investment and business affairs affecting the Manager and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

Coordinating Trustee: The Board designates one of the Independent Trustees to serve as Coordinating Trustee. The Coordinating Trustee, in consultation with Fund management, counsel and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Coordinating Trustee also conducts meetings of the Independent Trustees. The Coordinating Trustee also generally serves as a liaison between outside Trustees, the Chairman, Fund officers, and counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of nine Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Boards. The Trust’s Audit Committee consists of the following Independent Trustees: Janet L. Yeomans, Chairperson; John A. Fry; and Thomas F. Madison. The Audit Committee held five meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies, and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania  19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following five Independent Trustees: Lucinda S. Landreth, Chairperson; Thomas L. Bennett; Anthony D. Knerr (ex officio); Ann R. Leven; and J. Richard Zecher. The Nominating and Corporate Governance Committee held six meetings during the Trusts’ last fiscal year.

The Nominating and Corporate Governance Committee recommends Board members, fills vacancies and considers the qualifications of Board members.  In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”).  No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.  Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Thomas L. Bennett — Mr. Bennett has over thirty years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis.  He has served in senior management for a number of money management firms.  Mr. Bennett has also served as a board member of another investment company, an educational institution, non-profit organizations and for-profit companies.  He has an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.  Mr. Bennett has served on the Board since March 2005.

John A. Fry — Mr. Fry has over twenty-five years of experience in higher education.  He has served in senior management for two major institutions of higher learning.  Mr. Fry has also served as a board member of many non-profit organizations and several for-profit companies.  Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk management, internal audit and information technology.  He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A from New York University.  Mr. Fry has served on the Board since January 2001.

Anthony D. Knerr — Dr. Knerr has over fifteen years in the financial management industry, having had responsibility for overseeing the finances and investments of two major universities and over twenty years of experience as a strategy consultant to universities and other non-profit institutions.  He has served as the President and as a board member of numerous non-profit organizations and has taught at several universities.  He received his Ph.D. from New York University and his M.A. and B.A. from Yale University.  Dr. Knerr has served on the Board since April 1990.

Lucinda S. Landreth — Ms. Landreth has over thirty-five years of experience in the investment management industry, particularly with equity management and analysis.  She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company.  Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several non-profit institutions.  In addition to her B.A., she is a Chartered Financial Analyst.  Ms. Landreth has served on the Board since March 2005.

Ann R. Leven — Ms. Leven has over thirty-five years of experience in financial management.  She has held senior positions at major arts institutions overseeing finance and investments. She has also been a faculty member of a well-known business school and a director of two public companies.  Ms. Leven served on the Board of Governors of the Investment Company Institute for eight years.  She holds an A.B. degree in Liberal Arts from Brown University and an M.B.A. from Harvard University.  Ms. Leven has served on the Board since October 1989, serving as Coordinating Trustee since 2004.

Thomas F. Madison — Mr. Madison has over fifteen years of experience in the investment management industry.  He has served in senior management for a small business investing and consulting company.  Mr. Madison has also served as a board member and a board committee member of another investment company and a number of for-profit companies.  He has served as chairman of audit, compensation and corporate governance committees for public companies and is the Lead Director for two public companies.  He holds a degree in Aero Engineering from the University of Minnesota.  Mr. Madison has served on the Board since May 1997.

Janet L. Yeomans — Ms. Yeomans has over twenty-eight years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company.  As Treasurer of a large global company, she has significant broad-based financial experience, including global financial risk management and mergers and acquisitions.  She has also served as a board member of a for-profit company.  She holds degrees in Mathematics and Physics from Connecticut College and an M.B.A. from the University of Chicago.  Ms. Yeomans has served on the Board since April 1999.

J. Richard Zecher — Mr. Zecher has over thirty-five years of experience in the investment management industry.  He founded a hedge fund investment advisory firm and a risk management consulting company.  He also served as Treasurer of a money center New York bank.  Prior thereto, Mr. Zecher was the Chief Economist at the Securities and Exchange Commission.  Mr. Zecher has served as a board member and board committee member of a for-profit company.  He holds degrees in Economics from The Ohio State University.  Mr. Zecher has served on the Board since March 2005.

Patrick P. Coyne — Mr. Coyne has over twenty-five years of experience in the investment management industry.  Mr. Coyne has managed funds, investment teams and fixed income trading operations.  He has held executive management positions at Delaware Investments for several years, serving as the firm’s Chief Investment Officer for fixed income investments, as Chief Investment Officer for equity investments and, since 2006, as President of Delaware Investments.  Mr. Coyne has served as a board member of non-profit organizations and for-profit companies, and currently serves on the Board of Governors of the Investment Company Institute.  He holds a B.A. degree from Harvard University and an M.B.A. from The Wharton School of the University of Pennsylvania.  Mr. Coyne has served on the Board since August 2006.

Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, their committees, and their activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to:  (i) assist the Board at their request in their oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following four Independent Trustees: Thomas L. Bennett, Chairman; Lucinda S. Landreth; Ann R. Leven; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:  (1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Transfer Agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees/Directors routinely discuss certain risk management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk management discussions, Fund management raises other specific risk management issues relating to the Fund with the Trustees/Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Independent Trustee Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board of Trustees’ approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics
The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics Group (“RiskMetrics”, which is a subsidiary of MSCI Inc.), to analyze proxy statements on behalf of the Funds and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the Funds, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Trust’s web site at www.delawareinvestments.com; and (ii) on the SEC’s web site at www.sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the Trust has delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore do not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Funds are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Funds.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers and employees who are affiliated with both the Manager and the Trust.

As of December 31, 2010, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $150 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”).  DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd. (“Macquarie”).  Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services.  Delaware Investments is the marketing name for DMHI and its subsidiaries.  The Manager and its affiliates own the name “Delaware Group.”  Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Investment Management Agreement for the Fund is dated January 4, 2010. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

Under each Fund’s Investment Management Agreement, each Fund pays the Manager a monthly investment advisory fee equivalent on an annual basis, to the rates set forth below.

Fund	Management Fee Rate (annual rate as a percentage of average daily net assets)
Delaware Smid Cap Growth Fund	0.75% on first $500 million 0.70% on next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion
Delaware Global Real Estate Securities Fund	0.99% on the first $100 million 0.90% on the next $150 million to $250 million 0.80% on average daily net assets in excess of $250 million
Delaware Healthcare Fund	0.85% on the first $500 million 0.80% on the next $500 million 0.75% on the next $1.5 billion 0.70% on the average daily net assets in excess of $2.5 billion

During the last three fiscal years ended September 30, 2008 and 2009, the Funds paid the following investment management fees.

Fund	2010	2009	2008
Delaware Smid Cap Growth Fund	$1,920,467 earned $1,839,686 paid $80,781 waived	$1,541,810 earned $865,412 paid $676,398 waived	$3,669,280 earned $3,141,092 paid $528,188 waived
Delaware Global Real Estate Securities Fund	$16,603 earned $0 paid $16,603 waived	$14,492 earned $0 paid $36,719 waived	$25,033 earned $0 paid $25,033 waived
Delaware Healthcare Fund	$65,738 earned $0 paid $65,738 waived	$23,974 earned $10,894 paid $13,080 waived	$20,641 earned $0 paid $20,641 waived

The Manager has contracted to waive its investment advisory fees and/or pay Fund expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.12%, 1.35%, and 1.20% of the average daily net assets of Delaware Smid Cap Growth Fund, Delaware Healthcare Fund, and Delaware Global Real Estate Securities Fund, respectively, from January 28, 2011 through January 30, 2012.

Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses.  Among others, such expenses include the Funds’ proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated January 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as national distributor for the other Delaware Investments® Funds. The Board annually reviews fees paid to the Distributor.

During the Funds’ last three fiscal years, the Distributor received net commissions from each Fund on behalf of its respective Class A shares, after re-allowances to dealers, as follows:

Delaware Smid Cap Growth Fund
Fiscal Year Ended	Amounts Re-allowed to Dealers	Total Amount of Underwriting Commission	Net Commission to Distributor
9/30/10	$106,425	$90,168	$16,257
9/30/09	$68,392	$80,369	$11,977
9/30/08	$107,120	$126,726	$19,606

Delaware Global Real Estate Securities Fund
Fiscal Year Ended	Amounts Re-allowed to Dealers	Total Amount of Underwriting Commission	Net Commission to Distributor
9/30/10	none	none	none
9/30/09	none	none	none
9/30/08	none	none	none

Delaware Healthcare Fund
Fiscal Year Ended	Amounts Re-allowed to Dealers	Total Amount of Underwriting Commission	Net Commission to Distributor
9/30/10	$94,368	$81,086	$13,282
9/30/09	none	none	none
9/30/08	none	none	none

During the Funds’ last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares of the Funds and contingent deferred sales charge payments with respect to Class B (with respect to Delaware Smid Cap Growth Fund only)  and C Shares of the Funds as follows:

Delaware Smid Cap Growth Fund
Fiscal Year Ended	Class A shares	Class B shares	Class C shares
9/30/10	n/a	$1,069	$83
9/30/09	n/a	$4,938	$1,339
9/30/08	$98	$7,631	$344

Delaware Global Real Estate Securities Fund
Fiscal Year Ended	Class A shares	Class C shares
9/30/10	n/a	n/a
9/30/09	n/a	n/a
9/30/08	n/a	n/a

Delaware Healthcare Fund
Fiscal Year Ended	Class A shares	Class C shares
9/30/10	n/a	n/a
9/30/09	n/a	n/a
9/30/08	n/a	n/a

Transfer Agent
Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to Shareholder Services Agreement dated April 19, 2001, as amended June 26, 2001. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $11.00 for each open and $6.50 for each closed account on its records and each account held on a subaccounting system maintained by firms that hold accounts on an omnibus basis.

These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

DST Systems, Inc. (“DST”) provides subtransfer agency services to the Funds. In connection with these services, DST administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants
Effective October 1, 2007, The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset values (“NAVs”) and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to each Fund at an annual rate of 0.04% of each Fund’s average daily net assets.

During the fiscal year September 30, 2007, the Funds paid DSC the following amounts for fund accounting and financial administration services: $247,936.

During the period from October 1, 2007 to September 30, 2008 and the fiscal years ended September 30, 2009 and 2010, the Funds paid the following amount to BNY Mellon for fund accounting and financial administration services: $174,376, $73,450, and $92,254.

During the period from October 1, 2007 to September 30, 2008 and the fiscal years ended September 30, 2009 and 2010, the Funds paid the following amount to DSC for fund accounting and financial administration oversight services:  $24,909, $10,493, and $13,270.

Custodian
BNY Mellon is the custodian of the Funds’ securities and cash.  As custodian for each Fund, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities.  BNY Mellon also serves as the Funds’ custodian for their investments in foreign securities.

Legal Counsel
Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of September 30, 2010. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2010.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Damon J. Andres
Registered Investment Companies	9	$1.3 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$97.1 million	0	$0
Christopher J. Bonavico
Registered Investment Companies	31	$4.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	44	$3.8 billion	5	$529.0 million
Kenneth F. Broad
Registered Investment Companies	27	$3.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	45	$3.8 billion	4	$466.5 million
Liu-Er Chen
Registered Investment Companies	8	$2.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$146.2 million	0	$0
Babak Zenouzi
Registered Investment Companies	13	$2.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$381.4 million	0	$0
*          Accounts solely comprised of mutual fund holdings.

Description of Material Conflicts of Interest
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ.  For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security.  As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or Fund.  Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund.  The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate.  The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Five of the accounts managed by Messrs. Bonavico and Broad have a performance-based fee.  This compensation structure presents a potential conflict of interest.  The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary.  Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus.
Focus Growth Team (Bonavico and Broad): Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors.  Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk.  The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team.  The amount of this “bonus pool” is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors.  Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years.  Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile.  An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out.  To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Amended and Restated Delaware Investments Inc. Incentive Compensation Plan.  This amount, if any, would be paid out to the team under a deferred compensation arrangement.  The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

REITS (Zenouzi and Andres):  Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis.  Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Emerging Markets Team (Chen):  There is a base bonus that is guaranteed.  Any additional bonus over the base bonus is 100% based on subjective factors.  After certain performance objectives are reached the bonus pool will increase above the base bonus.  The primary objective is the performance of the fund relative to the Emerging Markets Lipper peer group.  Performance is measured as the result of one's standing in the Lipper peer group on a one-year, three-year and five-year basis.  Three year performance is weighted more heavily and there is no award above the base bonus for performance below the 40th percentile for a given time period.  There is a sliding scale for performance achievements above the 40th percentile.

Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010. Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of September 30, 2010, the portfolio managers of the Funds owned the following amount in their respective Fund:

Portfolio Manager	Dollar Range of Fund Shares Owned1
Damon J. Andres	none
Christopher J. Bonavico	none
Kenneth F. Broad	none
Liu-Er Chen	over $1 million Delaware Healthcare Fund
Babak Zenouzi	none
1       Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Note:           The ranges for fund share ownership by the portfolio managers are:  none; $1-10,000; $10,001-$50,000; $50,001-100,000; $100,001-500,000; $500,001-$1 million; over $1 million.

TRADING PRACTICES AND BROKERAGE

The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service.  The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds.  Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction.  Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer.  In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.  When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry.  In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

Fiscal Year	Delaware Smid Cap Growth Fund	Delaware Global Real Estate Securities Fund	Delaware Healthcare Fund

9/30/10	$788,723	$13,752	$38,037
9/30/09	$794,505	$6,383	$13,080
9/30/08	$1,327,400	$10,698	$11,580

Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds’ Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute, in some part, brokerage and research services used by the Manager in connection with its investment decision-making process and constitute, in some part, services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to each Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

        During the fiscal year ended September 30, 2010, brokerage commissions of $53,956,832, $27,463,052 and $35,988,341 based on portfolio transactions of $88,532, $14,689 and $3,239 were directed to brokers for brokerage and research services provided to Delaware Smid Cap Growth Fund, Delaware Healthcare Fund and Delaware Global Real Estate Securities Fund, respectively.

As of September 30, 2010, the Funds owned securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents, in the following amounts:

Fund	Regular Broker/Dealer	Amount
Smid Cap Growth Fund	National Fincl Services LLC	$10,162,176
	F S C Securities Corp	$5,139,333
	Fidelity Brokerage Services	$4,322,782
	LPL Financial Corporation	$3,161,188
	Merrill Lynch Pierce Fenner	$2,687,533
	Ameritrade Inc.	$2,587,696
	Nationwide Investment Services Corp	$2,381,562
	MSCS Financial	$2,219,731
	Charles Schwab	$1,840,584
	Muriel Siebert & Co., Inc.	$1,094,131

Fund	Regular Broker/Dealer	Amount
Global Real Estate Securities Fund	JPMorgan Securities, Inc.	$1,591
	Citigroup Global Markets Inc.	$1,183
	BNP Paribas	$614
	Morgan Stanley & Company	$510
	BNY Convergex Execution	$497
	Credit Agricole Sec (USA) Inc	$430
	Deutsche Bank Securities	$348
	Oppenheimer & Co. Inc	$226
	Goldman Sachs & Co	$216
	UBS Securities LLC	$175

Fund	Regular Broker/Dealer	Amount
Healthcare Fund	Wells Fargo Advisors LLLC	$1,743,250
	LPL Financial Corporation	$177,628
	Raymond James Financial Services	$142,403
	Bestvest Investments Ltd	$133,000
	F S C Securities Corp	$95,000
	Legent Clearing Corp	$72,105
	RBC Capital Markets Corporation	$59,674
	H.D. Vest Investment Secs Inc	$58,800
	National Planning Corporation	$50,000

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker.  It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with Financial Industry Regulatory Authority (“FINRA”) rules and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Trust has the authority to participate in a commission recapture program.  Under the program, and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash.  Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds.  The Manager and its affiliates have previously and may in the future act as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program.  In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STRUCTURE

Capitalization
The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value allocated to each Class of each Fund.  All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid and non-assessable.  Shares do not have preemptive rights.  All shares of a Fund represent an undivided proportionate interest in the assets of such Fund.  Shares of the Institutional Class may not vote on any matter that affects the Fund Classes’ Distribution Plans under Rule 12b-1.  Similarly, as a general matter, shareholders of Fund Classes may vote only on matters affecting their respective Class, including the Fund Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold.  However, each Fund’s Class B shares may vote on any proposal to increase materially the fees to be paid by such Fund under the Rule 12b-1 Plan relating to its Class A shares.  Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund.  General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Fund Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

Non-cumulative Voting
The Trust’s shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

As of May 31, 2007,  Delaware Smid Cap Growth Fund ceased to permit new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), in Class B shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments® Fund, as permitted by existing exchange privileges.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B Share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

General Information
Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.  The Trust reserves the right to suspend sales of Fund shares and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund’s best interest.  The minimum initial investment generally is $1,000 for Class A shares, Class B shares, and Class C shares.  Subsequent purchases of such Classes generally must be at least $100.  The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Investments® Fund, the Manager or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program.  Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.  There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be met.

You may purchase up to $1 million of Class C shares of the Funds.  See “Investment Plans” for purchase limitations applicable to retirement plans.  The Trust will reject any purchase order for $1 million or more of Class C shares.  An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class B shares and Class C shares and generally are not subject to a CDSC.

Selling dealers are responsible for transmitting orders promptly.  If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred.  Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Fund.  Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months.  Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum.  If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance.  The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts.  No fees will be charged without proper notice, and no CDSC will apply to such assessments.

Each Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions.  An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges.  The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued.  Certificates were previously issued for Class A shares and Institutional Class shares of the Funds.  However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.  An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds.  No charge is assessed by the Trust for any certificate issued.  The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds.  In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate.  Please contact the Trust for further information.  Investors who hold certificates representing any of their shares may only redeem those shares by written request.  The investor’s certificate(s) must accompany such request.

Accounts of certain omnibus accounts and managed or asset-allocation programs may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Alternative Purchase Arrangements — Class A, Class B (Delaware Smid Cap Growth Fund only), and Class C shares
The alternative purchase arrangements of Class A shares, Class B shares, and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances.  Please note that as of May 31, 2007, Delaware Smid Cap Growth Fund ceased to permit new or subsequent investments, including through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), in Class B shares in any of the Fund, except through a reinvestment of dividends or capital gains or permitted exchanges.  Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A shares of each Fund, or to purchase Class C shares and have the entire initial purchase amount invested in each Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses.  Delaware Smid Cap Growth Fund’s Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase.  Class B and Class C shares are each subject to annual Rule 12b-1 Plan expenses of up to 1.00% (0.25% of which is a service fee to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class.  Delaware Smid Cap Growth Fund’s Class B shares will automatically convert to Class A shares at the end of approximately eight years after purchase and, thereafter, be subject to Class A shares’ annual Rule 12b-1 Plan expenses.  Unlike Class B shares, Class C shares do not convert to another Class.

The higher Rule 12b-1 Plan expenses on Class B shares and Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares.  However, there can be no assurance as to the return, if any, that will be realized on such additional money.  In addition, the effect of any return earned on such additional money will diminish over time.

Class R shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to 0.60%.  Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

In comparing Class C shares to Class R shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C shares.  Investors also should consider the fact that Class R shares do not have a front-end sales charge and, unlike Class C shares, are not subject to a CDSC.

For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B shares (Delaware Smid Cap Growth Fund only) and Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R shares, from the proceeds of the Rule 12b-1 Plan fees.  Financial advisors may receive different compensation for selling Class A shares, Class B shares, Class C shares, and Class R shares.  Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R shares) and the CDSCs applicable to Class B shares and Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes.  See “Plans under Rule 12b-1 for the Fund Classes” below.

Dividends, if any, paid on a Fund’s Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to Fund Classes will be borne exclusively by such shares.  See “Determining Offering Price and Net Asset Value” below.

Class A shares:  Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes’ Prospectuses, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser.  See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The Distributor should be contacted for further information on these requirements, as well as the basis and circumstances upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Class A Broker Exchanges
Class A shares purchased by accounts participating in certain programs sponsored by and/or controlled by Financial Intermediaries (“Programs”) may be exchanged by the Financial Intermediary on behalf of the shareholder for Institutional Class shares of a Fund under certain circumstances, including such Program’s eligibility to purchase Institutional Class shares of the Fund. Such exchange will be on the basis of the net asset value per share, without the imposition of any sales load, fee or other charge.

If a shareholder of Institutional Class shares has ceased his or her participation in the Program, the Financial Intermediary may exchange all such Institutional Class shares for Class A shares of a Fund. Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge. Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a Financial Intermediary are generally not eligible for this exchange privilege until two years after the purchase of such Class A shares.

Exchange of Class A shares for Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class A shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

Class C Broker Exchanges
Class C shares purchased by accounts participating in Programs may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of a Fund under certain circumstances, including such Program’s eligibility to purchase Institutional Class shares of a Fund.  Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge.

If a shareholder of Institutional Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Class shares for Class C shares of the Fund.  Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired.  The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanges of Class C shares for Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class C shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes.  You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

Dealer’s Commission
As described in the Fund Classes’ Prospectuses, for initial purchases of Class A shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange”) may be aggregated with those of the Class A shares of a Fund.  Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation.  Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged.  The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Deferred Sales Charge Alternative — Class B shares (Delaware Smid Cap Growth Fund only)
Delaware Smid Cap Growth Fund’s Class B shares were previously available for purchase at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment was invested in Fund shares.  As discussed below, however, Class B shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B shares.  These payments support the compensation paid to dealers or brokers for selling Class B shares.  Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.  The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees made it possible for a Fund to sell Class B shares without deducting a front-end sales charge at the time of purchase.

Holders of Class B shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B shares described in this Part B, even after the exchange.  Such CDSC schedule may be higher than the CDSC schedule for Class B shares acquired as a result of the exchange. See “Redemption and Exchange” below.

Automatic Conversion of Class B shares
Class B shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion to Class A shares.  Conversions of Class B shares to Class A shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September, and December (each, a “Conversion Date”).  A business day is any day that the New York Stock Exchange (“NYSE”) is open for business (“Business Day”).  If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, an investor’s Class B shares will be converted on that date.  If the eighth anniversary occurs between Conversion Dates, an investor’s Class B shares will be converted on the next Conversion Date after such anniversary.  Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert to Class A shares.

Class B shares of a Fund acquired through a reinvestment of dividends will convert to the corresponding Class A shares of that Fund (or, in the case of Delaware Cash Reserve Fund, the Consultant Class) pro rata with Class B shares of that Fund not acquired through dividend reinvestment.

All such automatic conversions of Class B shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative — Class C shares
Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares.  The Distributor currently compensates dealers or brokers for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased.  As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares.  These payments support the compensation paid to dealers or brokers for selling Class C shares.  Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this Part B.  See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Fund Classes
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Fund Classes (the “Plans”).  Each Plan permits the relevant Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies.  The Plans do not apply to the Institutional Class shares.  Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Classes’ shares.  Shareholders of the Institutional Class may not vote on matters affecting the Plans.

The Plans permit the Funds, pursuant to their Distribution Agreement, to pay out of the assets of the Fund Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes.  These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers, and others.  In connection with the promotion of shares of the Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising.  The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning the Fund Classes and increase sales of the Fund Classes.

The Plans do not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the Distributor may realize a profit in any particular year.  However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans.  The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Fund Classes.  The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Fund Classes would be borne by such persons without any reimbursement from such Fund Classes.  Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreements, as amended, have all been approved by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement.  Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Fund Class.  The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Fund Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, or by a majority vote of the relevant Fund Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class’ outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement.  With respect to Delaware Smid Cap Growth Fund’s Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund’s Class B shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement.  In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for its review.

For the fiscal year ended September 30, 2010, the Rule 12b-1 payments for Delaware Smid Cap Growth Fund’s Class A shares, Class B shares, Class C shares, and Class R shares were:  $710,693, $37,300, $56,776, and $4,171, respectively.  Such amounts were used for the following purposes:

	Class A shares	Class B shares	Class C shares	Class R shares
Advertising	$1,660	---	$33	---
Annual/Semiannual Reports	$5,536	$61	$193	$138
Broker Sales Charges	---	---	$5,125	---
Broker Trails*	$678,488	---	$47,536	$1,715
Salaries & Commissions to Wholesalers	$15,753	---	$1,040	$710
Interest on Broker Sales Charges	---	$26,919	$82	---
Promotional-Other	$3,261	$58	$132	$56
Prospectus Printing	$5,995	$22	$459	$344
Wholesaler Expenses	---	$10,240	$2,176	$1,208
Total Expenses	$710,693	$37,300	$56,776	$4,171

For the fiscal year ended September 30, 2010, the Rule 12b-1 payments for Delaware Healthcare Fund’s Class A shares, Class C shares, and Class R shares were:  $9,986, $2,093, and $16, respectively.  Such amounts were used for the following purposes:

	Class A shares	Class C shares	Class R shares
Advertising	$554	$38	---
Annual/Semiannual Reports	$282	$92	$4
Broker Sales Charges	---	$311	---
Broker Trails*	$3,187	$87	$2
Salaries & Commissions to Wholesalers	$5,012	$1,281	---
Interest on Broker Sales Charges	---	$66	---
Promotional-Other	$171	$12	---
Prospectus Printing	$480	$88	$10
Wholesaler Expenses	$102	$118	---
Total Expenses	$9,788	$2,093	$16

For the fiscal year ended September 30, 2010, the Rule 12b-1 payments for Delaware Global Real Estate Securities Fund’s Class A shares, Class C shares, and Class R shares:  $2, $8, and $4, respectively.  Such amounts were used for the following purposes:

	Class A shares	Class C shares	Class R shares
Advertising	$2	---	---
Annual/Semiannual Reports	---	---	---
Broker Sales Charges	---	---	---
Broker Trails*	---	---	$2
Salaries & Commissions to Wholesalers	---	---	---
Interest on Broker Sales Charges	---	---	---
Promotional-Other	---	---	---
Prospectus Printing	---	---	---
Wholesaler Expenses	---	---	---
Total Expenses	$2	---	2

*      The broker trail amounts listed in this row are principally based on payments made to broker-dealers monthly. However, certain brokers receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Other Payments to Dealers — Class A, Class B (Delaware Smid Cap Growth Fund only), Class C, and Class R shares
The Distributor and its affiliates may pay compensation at their own expense and not as an expense of the Funds, to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative, or shareholder processing services, marketing, educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Delaware Investments® Funds), the Funds’ advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

A significant purpose of these payments is to increase sales of the Funds’ shares.  The Manager or its affiliates may benefit from the Distributor’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries.

Special Purchase Features — Class A shares
Buying Class A shares at Net Asset Value:  The Fund Classes’ Prospectuses set forth the categories of investors who may purchase Class A shares at NAV.  This section provides additional information regarding this privilege.  The Funds must be notified in advance that a trade qualifies for purchase at NAV.

As disclosed in the Fund Classes’ Prospectuses, certain retirement plans that contain certain legacy retirement assets may make purchases of Class A shares at NAV.  The requirements are as follows:

• The purchase must be made by a group retirement plan (excluding defined benefit plans) (i) that purchased Class A shares prior to a recordkeeping transition period from August 2004 to October 2004 and (ii) where the plan participants’ records were maintained on Retirement Financial Services, Inc.’s (“RFS”) proprietary recordkeeping system, provided that the plan (a) has in excess of $500,000 of plan assets invested in Class A shares of one or more Delaware Investments® Funds; or (b) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A shares of a Delaware Investments® Fund and such employer has properly represented to, and received written confirmation back from RFS in writing that it has the requisite number of employees.  See “Group Investment Plans” below for information regarding the applicability of the Limited CDSC.

• The purchase must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class A shares prior to an August 2004 to October 2004 recordkeeping transition period and purchased shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program.

As disclosed in the Fund Classes’ Prospectuses, certain legacy bank sponsored retirement plans may make purchases of Class A shares at NAV.  These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase, Institutional Class shares or interests in a collective trust as a result of a change in distribution arrangements.

Allied Plans:  Class A shares are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A shares of designated Delaware Investments® Funds (“eligible Delaware Investments® Fund shares”), as well as shares of designated classes of non-Delaware Investments® Funds (“eligible non-Delaware Investments® Fund shares”).  Class C shares are not eligible for purchase by Allied Plans.

With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments® and eligible non-Delaware Investments® Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments® Fund shares.  See “Combined Purchases Privilege” below.

Participants in Allied Plans may exchange all or part of their eligible Delaware Investments® Fund shares for other eligible Delaware Investments® Fund shares or for eligible non-Delaware Investments® Fund shares at NAV without payment of a front-end sales charge.  However, exchanges of eligible fund shares, both Delaware Investments® and non-Delaware Investments® Funds, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments® Fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.  See “Investing by Exchange” under “Investment Plans” below.

A dealer’s commission may be payable on purchases of eligible Delaware Investments® Fund shares under an Allied Plan.  In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments® Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.  See “Class A shares” above under “Alternative Investment Arrangements.”

The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid.  Waivers of the Limited CDSC, as described in the Fund Classes’ Prospectuses, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments® and non-Delaware Investments® Fund shares.  When eligible Delaware Investments® Fund shares are exchanged into eligible non-Delaware Investments® Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Letter of Intent:  The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer Agent, of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period.  The Funds no longer accept retroactive letters of intent.  The 13-month period begins on the date of the earliest purchase.  If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased.  If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.  Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Investments® Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below.  Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.  For purposes of satisfying an investor’s obligation under a letter of intent, Class B shares (Delaware Smid Cap Growth Fund only) and Class C shares of the Funds and the corresponding classes of shares of other Delaware Investments® Funds which offer such shares may be aggregated with Class A shares of the Funds and the corresponding class of shares of the other Delaware Investments® Funds.

Employers offering a Delaware Investments® retirement plan may also complete a letter of intent to obtain a reduced front-end sales charge on investments of Class A shares made by the plan.  The aggregate investment level of the letter of intent will be determined and accepted by the Transfer Agent at the point of plan establishment.  The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed letter of intent based on these acceptance criteria.  The 13-month period will begin on the date this letter of intent is accepted by the Transfer Agent.  If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted.  In the event this letter of intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another letter of intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time.  Employers may also include the value (at offering price at the level designated in their letter of intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC, or Limited CDSC of any class.  Class B shares (Delaware Smid Cap Growth Fund only) and Class C shares of the Funds and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege:  When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments® Funds.  However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation:  In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also combine any subsequent purchases of Class A shares and Class C shares, as well as shares of any other class of any of the other Delaware Investments® Funds which offer such classes (except shares of any Delaware Investments® Fund that do not carry a front-end sales charge, CDSC, or Limited CDSC).  If, for example, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%.  For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase.  Investors should refer to the table of sales charges for Class A shares in the Fund Classes’ Prospectuses to determine the applicability of the right of accumulation to their particular circumstances.

12-Month Reinvestment Privilege:  Holders of Class A shares of the Funds (and of the Institutional Class shares of the Funds holding shares which were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Investments® Funds.  In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge.  The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold.  This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC.  Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares.  The reinvestment privilege does not extend to a redemption of Class B or Class C shares.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share).  The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares.  Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

Investors should consult their financial advisors or the Transfer Agent, which also serves as the Funds’ shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans:  Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Fund Classes’ Prospectuses, based on total plan assets.  If a company has more than one plan investing in Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase.  Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments® investment accounts if they so notify the Fund in which they are investing in connection with each purchase.  See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange” below. Notwithstanding the foregoing, the Limited CDSC for Class A shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at NAV, provided that RFS either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INVESTMENT PLANS

Reinvestment Plan
Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.  All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date).  A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Reinvestment of Dividends in other Delaware Investments® Funds
Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Funds, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends, and/or distributions from other Delaware Investments® Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class B shares may only be directed to other Class B shares, dividends from Class C shares may only be directed to other Class C shares, dividends from Class R shares may only be directed to other Class R shares, and dividends from Institutional Class shares may only be directed to other Institutional Class shares.

Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell Education Savings Accounts (“Coverdell ESAs”), 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

Investing by Exchange
If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Funds.  If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information.  All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds’ Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange” below.  The treatment of your redemption proceeds from an Eligible 529 Plan does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly).  Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments® Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
Direct Deposit Purchase Plan:  Investors may arrange for the Funds to accept for investment in Class A shares, Class C shares, or Class R shares, through an agent bank, pre-authorized government or private recurring payments.  This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits.  It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

Automatic Investing Plan:  Shareholders of Class A shares and Class C shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account.  This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks.  Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

This option is not available to participants in the following plans:  SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

*     *     *

Minimum Initial/Subsequent Investments by Electronic Fund Transfer:  Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more.  An investor wishing to take advantage of either service must complete an authorization form.  Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Payments to the Funds from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise.  Any such payments are subject to reclamation by the federal government or its agencies.  Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank.  In the event of a reclamation, the Funds may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source.  In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Funds.

Direct Deposit Purchases by Mail
Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts.  The Funds will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service
You or your investment dealer may request purchases of Fund shares by phone using the on demand service.  When you authorize the Funds to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account.  Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time.  There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed.  You can initiate this service by completing an Account Services form.  If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option
Shareholders can use the systematic exchange option to invest in the Fund Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds.  Shareholders of the Fund Classes may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option.  If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select.  All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Fund Classes’ Prospectuses.  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment.  No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market.  The price of the fund into which investments are made could fluctuate.  Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program.  Shareholders can terminate their participation in systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

An investment in the Funds may be suitable for tax-deferred retirement plans, such as:  traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Funds may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

Retirement Plans for the Fund Classes
An investment in the Funds may be suitable for tax-deferred retirement plans, such as:  traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.  In addition, the Funds may be suitable for use in Roth IRAs and Coverdell ESAs.  For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor.  To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class B shares (Delaware Smid Cap Growth Fund only) and Class C shares.  See the Fund Classes’ Prospectuses for a list of the instances in which the CDSC is waived.

Purchases of Class C shares must be in an amount that is less than $1 million for such plans.  The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan establishment fees, annual maintenance fees, and/or other administrative or trustee fees.  Fees are based upon the number of participants in the plan as well as the services selected.  Additional information about fees is included in retirement plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders.  Certain retirement plans may qualify to purchase Institutional Class shares. See “Availability of Institutional Class shares” above.  For additional information on any of the plans and Delaware Investments® retirement services, call the Shareholder Service Center at 800 523-1918.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons.  Orders for purchases and redemptions of Class B shares (Delaware Smid Cap Growth Fund only), Class C shares, Class R shares, and Institutional Class shares, as applicable, are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above.  Selling dealers are responsible for transmitting orders promptly.

The offering price for Class A shares consists of the NAV per share plus any applicable sales charges.  Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4 p.m., Eastern time, on days when the NYSE is open for business.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed:  New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern time. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class.  In determining each Fund’s total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Funds’ pricing procedures.  Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices.  Non-exchange traded options are valued at fair value using a mathematical model.  Futures contracts are valued at their daily quoted settlement price.  For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day.  Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.  Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the New York Stock Exchange.  Use of a pricing service has been approved by the Board.  Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.  Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of a Fund will bear, pro rata, all of the common expenses of that Fund.  The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class.  All income earned and expenses incurred by a Fund will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’ percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Fund Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans.  Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

General Information
You can redeem or exchange your shares in a number of different ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC.  For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day.  See the Funds’ Prospectuses.  A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount.  In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B shares (Delaware Smid Cap Growth Fund only) and Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner.  Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.  Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction.  For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds.  Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered.  You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918.  The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day.  The selling dealer has the responsibility of transmitting orders to the Distributor promptly.  Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled.  The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.  You can avoid this potential delay if you purchase shares by wiring Federal Funds.  Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon.  Shareholders may be responsible for any losses to the Funds or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds fairly to value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase.  In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind.  Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above.  Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions.  However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund’s investments is subject to changing market prices.  Thus, a shareholder redeeming shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below.  Class B (Delaware Smid Cap Growth Fund only) and Class C shares are subject to CDSCs as described in the Fund Classes’ Prospectuses.  Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class B shares or Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares.  However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged.  In the case of Class B shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B.  In an exchange of Class B shares from Delaware Smid Cap Growth Fund, the Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.  With respect to Class B shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares.  Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B shares of Delaware Smid Cap Growth Fund for a longer period of time than if the investment in New Shares were made directly.

Holders of Class A shares of the Funds may exchange all or part of their shares for shares of other Delaware Investments® Funds, including other Class A shares, but may not exchange their Class A shares for Class B shares, Class C shares, or Class R shares of the Funds or of any other Delaware Investments® Fund.  Holders of Class B shares of Delaware Smid Cap Growth Fund are permitted to exchange all or part of their Class B shares only into Class B shares of other Delaware Investments® Funds.  Similarly, holders of Class C shares of the Funds are permitted to exchange all or part of their Class C shares only into Class C shares of any other Delaware Investments® Fund.  Class B shares of Delaware Smid Cap Growth Fund and Class C shares of the Funds acquired by exchange will continue to carry the CDSC and, in the case of Class B shares, the automatic conversion schedule of the fund from which the exchange is made.  The holding period of Class B shares of Delaware Smid Cap Growth Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A shares of the Funds.  Holders of Class R shares of the Funds are permitted to exchange all or part of their Class R shares only into Class R shares of other Delaware Investments® Funds or, if Class R shares are not available for a particular fund, into the Class A shares of such Fund.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends).  Permissible exchanges into Class B shares (Delaware Smid Cap Growth Fund only) or Class C shares will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected.  The Funds will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips,” or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund.  A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares.  If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer.  The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred.  The Funds also reserve the right to consider other trading patterns as market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption
You can write to the Funds (at P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record.  For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner.  A signature guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”).  Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.  The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request.  If your Class A shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order.  Certificates generally are no longer issued for Class A shares and Institutional Class shares.  Certificates are not issued for Class B shares or Class C shares.

Written Exchange
You may also write to the Funds (at P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you.  If you hold your Class A shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption:  The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in writing that you do not wish to have such services available with respect to your account.  Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders.  It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine.  With respect to such telephone transactions, the Funds will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.  Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone.  By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption—Check to Your Address of Record:  The Telephone Redemption feature is a quick and easy method to redeem shares.  You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record.  Checks will be payable to the shareholder(s) of record.  Payment is normally mailed the next Business Day after receipt of the redemption request.  This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption—Proceeds to Your Bank:  Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check.  You should authorize this service when you open your account.  If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed.  For your protection, your authorization must be on file.  If you request a wire, your funds will normally be sent the next Business Day.  If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account.  A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your pre-designated bank account.  There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your pre-designated bank account.  Simply call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change.  You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above.  As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above.  Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds.  Telephone exchanges may be subject to limitations as to amount or frequency.  The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service
You or your investment dealer may request redemptions of Fund Class shares by phone using on demand service.  When you authorize the Funds to accept such requests from you or your investment dealer, funds will be deposited to your pre-designated bank account.  Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time.  There is a $25 minimum and $100,000 maximum limit for on demand service transactions.  For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans
Shareholders of the Fund Classes who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal.  This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount.  This $5,000 minimum does not apply for investments made through qualified retirement plans.  Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days.  Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program.  To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.  Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes.  This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder.  Purchases of Class A shares through a periodic investment program in the Funds must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds which do not carry a sales charge.  Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class B and C Shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.  If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan.  Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.  See the Fund Classes’ Prospectuses for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form.  If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed.  Each signature guarantee must be supplied by an eligible guarantor institution.  Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution, based on its creditworthiness.  This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check.  In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the direct deposit service.  Your funds will normally be credited to your bank account up to four Business Days after the payment date.  There are no separate fees for this redemption method.  It may take up to four Business Days for the transactions to be completed.  You can initiate this service by completing an account services form.  If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service, however, your bank may charge a fee. This service is not available for retirement plans.

The systematic withdrawal plan is not available for the Institutional Classes.  Shareholders should consult with their financial advisors to determine whether a systematic withdrawal plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value
For purchases of $1 million, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule:  (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange.  The period a shareholder owns shares into which Class A shares are exchanged will count towards satisfying the two-year holding period.  The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Funds or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.  The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
Please see the Fund Classes’ Prospectuses for instances in which the Limited CDSC applicable to Class A shares and the CDSCs applicable to Class B (Delaware Smid Cap Growth Fund only) and C Shares may be waived.

As disclosed in the Fund Classes’ Prospectuses, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC.  The following plans may redeem shares without paying a CDSC:

•
The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

•
The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program; and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

DISTRIBUTIONS AND TAXES

Distributions
The following supplements the information in the Prospectuses.

The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid a Fund incurring any material amounts of federal income or excise taxes.

Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that each Fund Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV unless otherwise designated in writing that such dividends and/or distributions be paid in cash.  Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash.  If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Any check in payment of dividends or other distributions which cannot be delivered by the United States Postal Service or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest.  A Fund may deduct from a shareholder’s account the costs of the Fund’s efforts to locate a shareholder if a shareholder’s mail is returned by the United States Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes
The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement -the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement -the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•
Asset Diversification Test -the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer

(other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of capital gains” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses.  For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below).  A "qualified late year loss" includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(ii)
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% (or 98.2% beginning January 1, 2011) of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.  In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, “─Qualified dividend income for individuals” and “─Dividends-received deduction for corporations”

Distributions of capital gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs  (see, “Tax Treatment of Portfolio Transactions -Investments in U.S. REITs” below).

Qualified dividend income for individuals. With respect to taxable years of the Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. Real Estate Investment Trusts (“U.S. REITs”), PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.  The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.

U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Under the Energy Improvement and Extension Act of 2008, the Fund’s Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis — Class A shares only.  If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred.  The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same fund.  The conversion of shares of one class into another class of the same fund is not taxable for federal income tax purposes.  Thus, the automatic conversion of Class B Shares into Class A Shares of the same fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes.  Similarly, the exchange of Class A shares or Class C shares for Institutional Class shares of the same Fund in certain Programs, or the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain holders of Institutional Class shares who cease participation in a Program, will be tax-free for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Tax shelter reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under  “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii)

thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. In addition, if a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions - Investment in taxable mortgage pools (excess inclusion Income)” and “Non-U.S. Investors - Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment.  A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Securities lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in securities of uncertain tax character.   A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), a short-term capital gain dividend reported by the Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by the Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) as follows:

•
The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
•
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2012 (unless such sunset date is extended or made permanent), except that after such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity (“Termination and Transition Rule”).

FIRPTA “wash sale” rule. If the Fund is a qualified investment entity and a non-U.S. shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding a Fund distribution that would have been treated as a distribution from the disposition of a USRPI by a U.S. REIT in which the Fund invests, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the distribution, and (iii) does not in fact receive the distribution in a manner that subjects the non-U.S. shareholder to tax under FIRPTA, then the non-U.S. shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.  The Termination and Transition Rule described above also applies to FIRPTA wash sales.

Gain on sale of Fund shares as FIRPTA gain. In addition, a sale or redemption of Fund shares will be FIRPTA gain only if –

•	As a non-U.S. shareholder, you own more than 5% of a class of shares in the Fund;
•
The Fund is not domestically controlled (50% or more in value of the Fund has been owned directly or indirectly by non-U.S. shareholders during the 5-year period ending on the date of disposition); and

•
50% or more of the Fund’s assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in U.S. REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 5%.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.  In the unlikely event that a Fund meets the requirements described above, the gain will be taxed as income “effectively connected with a U.S. trade or business.”  As a result, the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

U.S. estate tax.  Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  For decedents dying during 2010, the U.S. federal estate tax was reinstated retroactively, except where the executor of the estate of a decedent makes an election to opt out of the estate tax and instead be subject to modified carryover basis rules.  For decedents dying after 2010, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2012, unless such provision is extended or made permanent.  Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. tax certification rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from back-up withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please call 800 523-1918 or visit www.delawareinvestments.com.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results.  The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, which is located at 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund’s Annual Report. The Funds’ Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm, for the fiscal year ended September 30, 2010, are included in each Fund’s Annual Report to shareholders. The financial statement information for fiscal years ended prior to September 30, 2010 were audited by the Funds’ prior independent registered public accounting firm. The financial statements and financial highlights, the notes relating thereto and the reports of PricewaterhouseCoopers LLP listed above are incorporated by reference from the Annual Reports into this Part B.

PRINCIPAL HOLDERS

As of December 31, 2010 management believes the following shareholders held of record 5% or more of the outstanding shares of each Class of the Trust.  Management has no knowledge of beneficial ownership.

DELAWARE GLOBAL REAL ESTATE SECURITIES FUND	A	D O'BRIEN & E O'BRIEN GAINESVILLE FL	33.90%
	A	M NORCROSS & D NORCROSS FINDLEY LAKE NY	8.04%
	A	DMTC C/F THE SIMPLE IRA ACCOUNT OF FOX & BOYD FAMILY DENISTRY FBO D FOX 1709 MCNAUGHTON WAY SPENCER IA 51301-2835	7.86%
	A	U S BANCORP INVESTMENTS INC 60 LIVINGSTON AVE SAINT PAUL MN 55107	5.08%
	C	DMH CORP ATTN RICK SALUS 2005 MARKET ST FL 9 PHILADELPHIA PA 19103-7007	73.27%
	C	DMTC C/F THE SIMPLE IRA ACCOUNT OF M KULAN 2722 OLD BETHLEHEM PIKE SELLERSVILLE PA	26.48%

	I	DMH CORP ATTN RICK SALUS 2005 MARKET ST FL 9 PHILADELPHIA PA 19103-7007	100.00%
	R	DMH CORP ATTN RICK SALUS 2005 MARKET ST FL 9 PHILADELPHIA PA 19103-7007	99.66%
DELAWARE HEALTHCARE FUND	A	LIU-ER CHEN & DAWN DING NEEDHAM MA	50.00%
		PRUDENTIAL INVESTMENT MGMT SVC FBO MUTUAL FUND CLIENTS MAIL STOP NJ 05-11-20 3 GATEWAY CTR FL 10 100 MULBERRY ST NEWARK NJ 07102	6.02%
	C	RAYMOND JAMES & ASSOC INC CUST FBO D BREEN RIRA 143 W BARBIN ST MARKSVILLE LA	8.43%
	C	IRA FBO C LANG PERSHING LLC CUSTODIAN 278 ESSEX RD WARMINSTER PA	6.35%
	C	NFS LLC FEBO AAA INVESTMENTS R BALSLEY 9 S DEER HILL RD LEBANON NJ	7.44%
	I	DMH CORP ATTN RICK SALUS 2005 MARKET ST FL 9 PHILADELPHIA PA 19103-7007	94.08%
	R	DMH CORP ATTN RICK SALUS 2005 MARKET ST FL 9 PHILADELPHIA PA 19103-7007	76.98%
	R	MG TRUST COMPANY CUST FBO FEESER COMPUTER SERVICES, INC. 700 17TH ST STE 300 DENVER CO 80202-3531	10.30%

	R	MG TRUST COMPANY CUST FBO VIRTUALGIVING, INC. 700 17TH ST STE 300 DENVER CO 80202-3531	12.42%
DELAWARE SMID CAP GROWTH FUND	A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E, FL2 JACKSONVILLE FL 32246-6484	6.45%
	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	6.63%
	B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E, FL2 JACKSONVILLE FL 32246-6484	7.79%
	C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E, FL2 JACKSONVILLE FL 32246-6484	27.40%
	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	6.10%
	I	RS DMC EMPLOYEE MPP PLAN DELAWARE MANAGEMENT CO EMPL MONEY PURCHASE PENSION C/O RICK SEIDEL 2005 MARKET ST PHILADELPHIA PA 19103-7042	11.71%
	I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN 4800 DEER LAKE DR E, FL2 JACKSONVILLE FL 32246-6484	14.49%